UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 6, 2009 (March 5, 2009)
AMERICAN HOMEPATIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction	(Commission File	(Employer Identification
of incorporation)	Number)	Number)
5200 Maryland Way, Suite 400, Brentwood ,TN 37027-5018
(Address of principal executive offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 5, 2009, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release describes the Company’s financial results for the fourth quarter and year ended December 31, 2008.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit

99.1	Press Release dated March 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

	By:	/s/ Stephen L. Clanton

	Name:	Stephen L. Clanton

	Title:	Executive Vice President and Chief Financial Officer

Date: March 6, 2009